Retirement Plans and Other Retiree Benefits - Benefits Expected to be Paid Next Five Years (Detail) $ in Thousands	Dec. 31, 2018 USD ($)
Defined Pension Benefit Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
2019	$ 37,034
2020	28,141
2021	27,013
2022	27,021
2023	27,082
2024 to 2028	127,278
Total	273,569
Other Postretirement Benefit Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
2019	3,107
2020	3,129
2021	3,132
2022	3,129
2023	3,087
2024 to 2028	14,231
Total	$ 29,815